Exhibit 10.7

CONVERSION OF DEBT AGREEMENT

THIS CONVERSION OF DEBT AGREEMENT (this "Agreement") is made as of the 15th day of August, 2019 between SPHERE 3D CORP., a corporation existing under the laws of the Province of Ontario (the "Corporation"), and [__________________] (the "Lender").

RECITALS:

A.	As of the date hereof, the Corporation is indebted to the Lender, inclusive of any unpaid interest, in the amount of $[___] USD (the "Debt").

B.
The Corporation and the Lender wish to convert the Debt into [_____] Common Shares of the Corporation (the "Payment Shares") at a price of $1.29 USD per share, as payment in full of the Debt, subject to the other terms and conditions set forth herein.

NOW THEREFORE, in consideration of the respective covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Conversion of Debt and Issuance of Payment Shares

(a) Subject to the terms and conditions of this Agreement, the Lender hereby agrees to convert the Debt into [_____] Common Shares, as payment in full of the Debt.

(b)	The closing of the conversion of the Debt and the issuance of the Payment Shares shall occur by 5 pm Dallas, Texas time on August 16, 2019.

(c) The Lender hereby directs the Corporation to register and deliver the Payment Shares in accordance with the instructions attached hereto as Schedule 1 within 5 business days of this Agreement.

2. Representations, Warranties and Covenants

(a) The Lender hereby represents and warrants to the Corporation as follows and hereby acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the conversion of the Debt and the issue of the Payment Shares:

(i)	Lender is of legal age and capacity to enter into agreements which are fully binding and enforceable against him.

(ii)	Immediately prior to the conversion of the Debt, Recital A is true and correct.

(iii)
The Debt is beneficially held by the Lender with good and marketable title thereto, free and clear of all mortgages, liens, charges, pledges, claims, security interests and other encumbrances whatsoever.

(iv)	No person, firm or corporation has any agreement (other than this agreement) or option or right capable of becoming an agreement or option to purchase the Debt from the Lender.

(v)    The Lender is a non-resident of Canada for purposes of the Income Tax Act
(Canada).

(vi)
To Lender's actual knowledge, the execution and delivery of this Agreement, the performance and compliance with the terms hereof, and the completion of the transactions contemplated hereby are in compliance with the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and all applicable securities laws and regulations, and all written instruments, rules and orders having the force of law of the securities regulators or regulatory authorities thereunder and the rules of the Nasdaq (collectively, “Securities Laws”) or any other applicable law, any agreement to which the Lender is a party or any applicable regulation, judgment, decree, order or ruling.

(vii)
The Lender acknowledges that the Corporation may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identity of the Lender. If required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Lender will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the conversion of the Debt and the issuance of the Payment Shares.

(viii)
To Lender's actual knowledge, there is not now any agreement or other instrument binding upon Lender that will be violated in any material respect by the execution and delivery of this Agreement by Lender or that will prevent the performance or satisfaction by Lender of any of the terms and conditions herein contained.

(ix) If required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Lender will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the conversion of the Debt and the issuance of the Payment Shares.

(x) The Lender understands that the issuance of the Payment Shares is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum (except as set forth in Section 3 below), and no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Payment Shares.

(xi) Except for the Lender’s knowledge regarding the conversion of the Debt into Payment Shares hereunder, the Lender has no knowledge of a “material fact” or a “material change” (as those terms are defined in applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed.

(xii)    The Payment Shares will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

(xiii) The Lender is not engaged in the business of trading in securities or exchange contracts as a principal or agent.

(xiv) To Lender's actual knowledge, the Lender will not become a control person of the Corporation by virtue of the conversion of the Debt and the issuance of the Payment Shares hereunder and the Lender does not intend to act in concert with any other person or persons to form a control group of the Corporation.

(xv) The Lender is aware that the Payment Shares have not been registered under the U.S. Securities Act or the securities laws of any state and that the Payment Shares may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption therefrom; accordingly, the Payment Shares are (or will be when issued) “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act.

(xvi) The Lender undertakes and agrees that it will not offer or sell any of the Payment Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

(xvii) The Lender has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated herein, including trading in the Payment Shares, and with respect to the hold periods imposed by the U.S. Securities Act, and acknowledges that no representation has been made by the Corporation respecting the applicable hold periods imposed by the U.S. Securities Act or other resale restrictions applicable to the Payment Shares which restrict the ability of the Lender to resell the Payment Shares, that the Lender is solely responsible to find out what these restrictions are, that the Lender is solely responsible for compliance with applicable resale restrictions and that the Lender is aware that it may not resell the Payment Shares except in accordance with limited exemptions under the U.S. Securities Act and other applicable securities laws.

(xviii) The execution of this Agreement for Payment Shares has not been made through or as a result of, and the distribution of the Payment Shares is not being accompanied by, any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a “general solicitation” or “general advertising” as such terms are defined in Regulation D under the U.S. Securities Act.

(xix) There may be material tax consequences to the Lender of an acquisition or disposition of the Payment Shares, including tax reporting requirements, and the Corporation does not give any opinion or make any representation with respect to the tax consequences to the Lender under United States federal, state or local, Canadian federal, provincial or local or other foreign tax law with respect to the foregoing.

(xx) Except as provided in Section 3, the Lender understands and acknowledges that the Corporation has no obligation or present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of any of the Payment Shares in the United States.

(xxi) The Lender is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the date and time of issuance of the Payment Shares.

(b)
The Corporation hereby represents and warrants to the Lender as follows and hereby acknowledges and confirms that the Lender is relying on such representations and warranties in connection with accepting the Payment Shares in lieu of Payment for the Debt:

(i)
The Corporation is a corporation duly incorporated and organized and is a validly existing entity in good standing under the laws of the jurisdiction of its incorporation or organization with the corporate power and authority to execute, deliver, and perform the terms of this Agreement and to consummate the transactions contemplated hereunder;

(ii)
This Agreement is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms. The Corporation has the full legal right to execute, deliver, and perform this Agreement and the execution, delivery, and performance of this Agreement by the Corporation is not subject to any regulatory approvals that it has not received (it being acknowledged that NASDAQ Capital Market had granted the Corporation its preliminary approval to issue the Payment Shares on August 14, 2019);

(iii)
Upon issuance, all of the Payment Shares will be (i) duly authorized, fully paid, and non-assessable, (ii) free from all pre-emptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, and (iii) issued in compliance with all applicable securities laws.

(iv)
The execution and delivery of this Agreement, the performance and compliance with the terms hereof, and the completion of the transactions contemplated hereby are in compliance with the U.S. Securities Act, all Securities Laws, and any other applicable law, any agreement to which the Corporation is a party, and any applicable regulation, judgment, decree, order or ruling.

(v)
If required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Corporation will execute, deliver, and file such reports, undertakings and other documents with respect to the conversion of the Debt and the issuance of the Payment Shares.

(c) The Corporation and the Lender hereby represent and warrant each to the other that this Agreement has been duly executed and delivered by the respective party and is a valid and binding obligation enforceable in accordance with its terms.

(d)
The parties shall do, or cause to be done, all acts, deeds and things necessary to complete the transaction of conversion of the Converted Debt herein provided for so that following closing, the Converted Debt shall be extinguished and the Lender or its nominee will be the beneficial owner of the Payment Shares.

(e) The representations and warranties contained in this Section 2 shall survive the completion of the transactions described herein.

3. Piggyback Registration

If the Corporation determines to proceed with the preparation and filing with the SEC of a registration statement (the “Registration Statement”) relating to the registration of any of its securities under the U.S. Securities Act for sale to the public, whether for its own account or the account of others or both, the Corporation shall include in such Registration Statement all of the Payment Shares. In connection with each Registration Statement described in this Section 3, the Lender will furnish to the Corporation in writing such information and representation letters with respect to himself and the proposed distribution by him as reasonably necessary in order to assure compliance with the U.S. Securities Act and Securities Laws. All fees and expenses incident to the performance of and compliance with the filing of the Registration Statement shall be borne by the Corporation whether or not any securities of the Corporation are sold pursuant to the Registration Statement.

4. General

(a) Unless otherwise specified, all references to amounts of money in this Agreement refer to the lawful currency of the United States of America.

(b)
The covenants, representations and warranties herein contained shall survive the closing and shall continue in full force and effect for the respective benefit of the Corporation and the Lender, as the case may be.

(c) The Lender hereby acknowledges and confirms that the Lender has been advised that the Lender should obtain independent legal and tax advice in connection with the execution of this Agreement. The Lender hereby acknowledges and confirms that the Lender has had a full and fair opportunity to consider the terms contained in this Agreement, to seek independent legal and tax advice with respect to such terms, and that all such terms are reasonable and valid.

(d)
The signature of any of the parties may be evidenced by a facsimile, scanned e-mail or internet transmission copy of this Agreement bearing such signature. This Agreement may be signed in one or more counterparts, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

(e) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable U.S. federal laws. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE COURTS OF THE STATE OF
TEXAS LOCATED IN ELLIS COUNTY, TEXAS OR THE FEDERAL COURTS FOR THE
NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. EACH PARTY HERETO IRREVOCABLY SUBMITS AND AGREES TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE RESOLUTION OF ALL CLAIMS, CONTROVERSIES, DISPUTES, AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EXPRESSLY WAIVES ALL OBJECTIONS

THEY HAVE NOW OR MAY HAVE TO VENUE, WHETHER BASED ON INCONVENIENCE OR ANY OTHER REASON.

(f)
The provisions of this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement without the prior written consent of the other party.

(g)	This Agreement contains the entire and only agreement between the parties with respect to the subjects discussed herein.

[Signature Page Follows]

COLLECTION OF PERSONAL INFORMATION

This Agreement and the schedules hereto require the Lender to provide certain personal information (respecting the Lender) to the Corporation. (Personal information includes "personal information" as that term is defined under applicable privacy legislation, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws and the policies of the NASDAQ in effect from time to time). Such information is being collected for the purposes of completing the conversion of the Debt into Payment Shares, which includes, without limitation, determining the eligibility of the Lender to acquire the Payment Shares under applicable securities laws, preparing and registering certificates representing the Payment Shares to be issued hereunder and completing filings required under applicable Securities Laws or by any stock exchange, the Investment Industry Regulatory Organization of Canada and/or securities regulatory authorities.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Lender. For example, such personal information may be used by the Corporation to communicate with the Lender (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Lender may be disclosed by the Corporation to: (i) any stock exchanges or securities regulatory or taxation authorities; (ii) the Corporation’s registrar and transfer agent (if applicable); and (iii) any of the other parties involved in the conversion of the Debt into Payment Shares, including legal counsel, and may be included in record books prepared in respect of the transaction.

By executing this Agreement, the Lender hereby consents to the collection, use and disclosure of such personal information. The Lender also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Lender with any securities regulatory authority in relation to the transactions contemplated by this Agreement.

The Lender acknowledges that the Lender’s personal information may be delivered to the Ontario Securities Commission and is thereby being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation for the purposes of administration and enforcement of the securities legislation of Ontario. The public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is: Administrative Support Clerk to the Director of Corporate Finance, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario, M5H 3S8, Telephone (416) 593 3684.

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IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

SPHERE 3D CORP.

By: _____________________________
Name:
Title:

_____________________________
Name:

SCHEDULE 1

REGISTRATION AND DELIVERY INSTRUCTIONS

Account Registration Information

Name:

Account Reference, if applicable:

Address, including
Province/State and Postal/Zip
Code:

Telephone Number:

Delivery Instructions

_    Same as account registration, or

Name:

Account Reference, if applicable:

Address, including Province/State and Postal/Zip Code:

Contact Name: